UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/11/2009

Kraton Polymers LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-123747

Delaware	26-3739386
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 11, 2009, Kraton Polymers LLC (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2009. Kraton announced that it will hold a conference call and web cast to discuss these results on Wednesday, August 12, 2009 at 9:00 a.m. Central Time. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is filed with this Current Report pursuant to Item 2.02.

(d) Exhibits

Exhibit 99.1: Press Release dated August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

Date: August 12, 2009	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Vice President and Chief Financial Officer

3